UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - November 12, 2015 (November 5, 2015)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 5, 2015, Armenia Mountain Wind, LLC (the “Company”) entered into a Note Purchase and Guarantee Agreement (the “NPA”) among the Company, AMW I Holding, LLC (the “Guarantor”) and the purchasers named therein. Both the Company and the Guarantor are wholly owned subsidiaries of ALLETE Clean Energy Inc., itself a wholly owned subsidiary of ALLETE, Inc. (“ALLETE”). Under the NPA, the Company issued and sold $84.5 million aggregate principal amount of its 3.26 percent Senior Secured Notes (the “Notes”) due December 31, 2024 to certain institutional accredited investors in the private placement market. The Notes were issued and sold in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, to institutional accredited investors.

Interest on the Notes is payable semi-annually on June 30th and December 31st of each year, commencing on December 31, 2015. The Company has the option to prepay all or a portion of the Notes at its discretion, subject to a make-whole provision; however, the Notes are redeemable at par, including accrued and unpaid interest, three months prior to the maturity date. The Notes are subject to additional terms and conditions which are customary for these types of transactions. The Company intends to use the proceeds from the sale of the Notes to repay existing indebtedness and for general corporate purposes. The Company's obligations under the Notes are secured by the Company's assets and a pledge by the Guarantor of its equity interests in the Company. There is no recourse to ALLETE or any other subsidiary of ALLETE with respect to the Company's obligations under the Notes other than the Company itself and its direct owner, the Guarantor, which guarantees payment under the Notes.

A copy of the NPA is filed as Exhibit 4 hereto and is incorporated by reference herein. The description of the NPA above is qualified in its entirety by reference to the full text of the NPA.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

4	Note Purchase and Guarantee Agreement dated as of November 5, 2015 among Armenia Mountain Wind LLC, AMW I Holding, LLC and the purchasers named therein.

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE's disclosures under the heading: “Forward-Looking Statements” located on page 2 of this Form 8-K.

ALLETE, Inc. Form 8-K dated November 12, 2015

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there can be no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Form 8-K, in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•	our ability to successfully implement our strategic objectives;

•	global and domestic economic conditions affecting us or our customers;

•	wholesale power market conditions;

•
federal and state regulatory and legislative actions that impact regulated utility economics, including our allowed rates of return, capital structure, ability to secure financing, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities and utility infrastructure, recovery of purchased power, capital investments and other expenses, including present or prospective environmental matters;

•	changes in and compliance with laws and regulations;

•	effects of competition, including competition for retail and wholesale customers;

•	effects of restructuring initiatives in the electric industry;

•	changes in tax rates or policies or in rates of inflation;

•	the impacts on our Regulated Operations segment of climate change and future regulation to restrict the emissions of greenhouse gases;

•	the impacts of laws and regulations related to renewable and distributed generation;

•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements;

•	weather conditions, natural disasters and pandemic diseases;

•	our ability to access capital markets and bank financing;

•	changes in interest rates and the performance of the financial markets;

•	project delays or changes in project costs;

•	availability and management of construction materials and skilled construction labor for capital projects;

•	changes in operating expenses and capital expenditures and our ability to recover these costs;

•	pricing, availability and transportation of fuel and other commodities and the ability to recover the costs of such commodities;

•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel;

•	effects of emerging technology;

•	war, acts of terrorism and cyber attacks;

•	our ability to manage expansion and integrate acquisitions;

•	our current and potential industrial and municipal customers’ ability to execute announced expansion plans;

•	population growth rates and demographic patterns; and

•	zoning and permitting of land held for resale, real estate development or changes in the real estate market.

Additional disclosures regarding factors that could cause our results or performance to differ from those anticipated by this report are discussed in Part 1, Item 1A, under the heading “Risk Factors” beginning on page 29 of ALLETE’s Annual Report on Form 10‑K for the year ended December 31, 2014 and in "Item 1A. Risk Factors" in ALLETE's Form 10-Q for the nine months ended September 30, 2015 on page 64. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Current Report on Form 8‑K and in other reports filed with the SEC that attempt to identify the risks and uncertainties that may affect ALLETE’s business.

ALLETE, Inc. Form 8-K dated November 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

November 12, 2015	/s/ Donald W. Stellmaker
Donald W. Stellmaker
Vice President – Corporate Treasurer

ALLETE, Inc. Form 8-K dated November 12, 2015
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